UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2015, Orion Marine Group, Inc. (“the Company”) entered into employment agreements with each of Mark R. Stauffer, President and Chief Executive Officer of the Company, James L. Rose, Executive Vice President and Chief Operating Officer of the Company, Peter R. Buchler, Executive Vice President, Chief Administrative Officer and General Counsel of the Company, and Christopher J. DeAlmeida, Vice President and Chief Financial Officer of the Company. The employment agreements include the following material provisions for each executive:
Mark R. Stauffer

◦	Initial term expiring December 31, 2016;

◦	Annual base salary of $520,000;

◦	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;

◦	Monthly auto allowance of $1,250;

◦	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. Stauffer will receive severance benefits of:

(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly auto allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. Stauffer in accordance with the Named Executive Officer Bonus Plan, (“NEO Bonus Plan”) or any predecessor or replacement plan.

◦	In the event of Termination without Cause or for Good Reason during a protection period, Mr. Stauffer will receive severance benefits of:

Severance payments, payable in a lump sum, of (1) thirty-six months of his base salary; (2) thirty-six times $2,500 for transitional expenses; (3) thirty-six times Mr. Stauffer’s monthly auto allowance, (4) three times the most recent bonus awarded to Mr. Stauffer pursuant to the NEO Bonus Plan or any predecessor or replacement plan; plus (5) the accelerated vesting and, as applicable, exercisability of all outstanding equity (with any performance goals associated with such equity awards being deemed to be achieved at the maximum performance level).

The foregoing description of Mr. Stauffer’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

James L. Rose

◦	Initial term expiring June 30, 2017;

◦	Annual base salary of $400,000;

◦	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;

◦	Monthly auto allowance of $1,050;

◦	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. Rose will receive severance benefits of:

(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly auto allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. Rose in accordance with the NEO Bonus Plan or any predecessor or replacement plan.

◦	In the event of Termination without Cause or for Good Reason during a protection period, Mr. Stauffer will receive severance benefits of:

Severance payments, payable in a lump sum, of (1) thirty months of his base salary; (2) thirty times $2,500 for transitional expenses; (3) thirty times Mr. Rose’s monthly auto allowance, (4) two and one half times the most recent bonus awarded to Mr. Rose pursuant to the NEO Bonus Plan or any predecessor or replacement plan; plus (5) the accelerated vesting and, as applicable, exercisability of all outstanding equity (with any performance goals associated with such equity awards being deemed to be achieved at the maximum performance level).

The foregoing description of Mr. Rose’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Peter R. Buchler

◦	Initial term expiring March 31, 2017;

◦	Annual Base Salary of $335,000;

◦	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;

◦	Monthly auto allowance of $1,050;

◦	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. Buchler will receive severance benefits of:

(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly auto allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. Buchler in accordance with the NEO Bonus Plan or any predecessor or replacement plan.

◦	In the event of Termination without Cause or for Good Reason during a protection period, Mr. Buchler will receive severance benefits of:

Severance payments, payable in a lump sum, of (1) thirty months of his base salary; (2) thirty times $2,500 for transitional expenses; (3) thirty times Mr. Buchler’s monthly auto allowance, (4) two and one half times the most recent bonus awarded to Mr. Buchler pursuant to the NEO Bonus Plan or any predecessor or replacement plan; plus (5) the accelerated vesting and, as applicable, exercisability of all outstanding equity (with any performance goals associated with such equity awards being deemed to be achieved at the maximum performance level).

The foregoing description of Mr. Buchler’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Christopher J. DeAlmeida

◦	Initial term expiring September 30, 2017;

◦	Annual Base Salary of $300,000;

◦	Eligibility for bonuses and perquisites as determined by the Company’s Board of Directors;

◦	Monthly auto allowance of $1,050;

◦	In the event of Termination without Cause or for Good Reason not during a protection period, Mr. DeAlmeida will receive severance benefits of:

(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly auto allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. DeAlmeida in accordance with the NEO Bonus Plan or any predecessor or replacement plan.

◦	In the event of Termination without Cause or for Good Reason during a protection period, Mr. DeAlmeida will receive severance benefits of:

Severance payments, payable in a lump sum, of (1) thirty months of his base salary; (2) thirty times $2,500 for transitional expenses; (3) thirty times Mr. DeAlmeida’s monthly auto allowance, (4) two and one half times the most recent bonus awarded to Mr. DeAlmeida pursuant to the NEO Bonus Plan or any predecessor or replacement plan, plus (5) the accelerated vesting and, as applicable, exercisability of all outstanding equity (with any performance goals associated with such equity awards being deemed to be achieved at the maximum performance level).

The foregoing description of Mr. DeAlmeida’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits:

Exhibit
Number                                Description

10.1                      Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Mark R. Stauffer

10.2                      Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and James L. Rose

 10.3                      Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Peter R. Buchler

10.4                      Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Christopher J. DeAlmeida

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: January 2, 2015	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Mark R. Stauffer
10.2	Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and James L. Rose
10.3	Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Peter R. Buchler
10.4	Employment Agreement dated January 1, 2015 between Orion Marine Group, Inc. and Christopher J. DeAlmeida